FIRST AMENDMENT TO NET LEASE AGREEMENT


THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 28th day of December, 1998, by and between
AEI Real Estate Fund XVIII Limited Partnership, a Minnesota limited partnership whose corporate general partner is AEI Fund Management XVIII, Inc., a Minnesota corporation ("Fund XVIII"), and AEI Net Lease Income & Growth Fund XIX Limited Partnership, whose corporate general partner is AEI Fund Management XIX, Inc., a Minnesota corporation ("Fund XIX"), both of whose principal business address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 (hereinafter collectively referred to as "Lessor"), and Tumbleweed, LLC., a Kentucky limited liability company (hereinafter referred to as "Lessee"), whose principal business address is 1900 Mellwood Avenue, Louisville, Kentucky;

                          WITNESSETH:

WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at East Broad Street, Columbus, Ohio, and legally described in Exhibit "A", which is attached hereto and incorporated herein by reference; and

WHEREAS,  Lessee  has constructed the building  and  improvements
(together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

WHEREAS, Lessee and Lessor Fund XVIII have entered into that certain Net Lease Agreement dated May 1, 1998 (the ALease@) providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;

WHEREAS, Lessor Fund XVIII has sold an undivided 60% interest as a Tenant in Common in the Leased Premises and the Lease to Fund
XIX;

NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:

1. Article 2(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 2.     TERM

(A) The term of this Lease ("Term") shall be Fifteen (15) consecutive "Lease Years", as hereinafter defined, commencing December 28th, 1998, plus the period commencing May 1, 1998 ("Occupancy Date") through December, 28th, with the contemplated initial term hereof ending on December 30, 2013.

(B) The first full Lease Year shall commence on the date of this First Amendment and continue through December 30, 1999.

2.   Article 4(A) of the Lease shall henceforth read as follows:

ARTICLE 4.  RENT PAYMENTS

(A)   Annual  Rent Payable for the first and second Lease  Years:
Lessee shall pay to Lessor an annual Base Rent of $138,503.13, which amount shall be payable in advance on the first day of each month in equal monthly installments of $4,616.77 to Fund XVIII and of $6,925.16 to Fund XIX. If the first day of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

Article 35 is hereby deleted in its entirety; Lessor and Lessee agree that the referenced Development Financing Agreement is terminated in accordance with its terms. All other terms and conditions of the Lease shall remain in full force and effect.

Lessee has accepted delivery of the Leased Premises and has entered into occupancy thereof;

Lessee has fully inspected the Premises and found the same to be as required by the Lease, in good order and repair, and all conditions under the Lease to be performed by the Lessor have been satisfied;

As of this date, the Lessor is not in default under any of the terms, conditions, provisions or agreements of the Lease and the undersigned has no offsets, claims or defenses against the Lessor with respect to the Lease.

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.


                    LESSEE:  Tumbleweed, LLC.,

                    By: /s/ James Mulrooney
                    Its: Executive Vice President & CFO

Witness
/s/ Tracy Abner
    Tracy Abner
Print Name

Witness
/s/ Lisa Hale
    Lisa Hale
Print Name




STATE OF KENTUCKY     )
                      )SS.
COUNTY OF JEFFERSON   )


The foregoing instrument was acknowledged before me this 23rd day of December, 1998, by James Mulrooney, as Exec VP & CFO of
Tumbleweed, LLC, on behalf of said limited liability company.

                /s/ Donna Sanders
                    Notary Public


/s/ my commission
    expires 6-29-2000





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                         LESSOR:

                         AEI REAL ESTATE FUND XVIII LIMITED PARTNERSHIP

                         By:  AEI Fund Management XVIII, Inc.
Witness
/s/ Daniel G Happe       By: /s/ Robert P Johnson
    Daniel G Happe               Robert P. Johnson, President
Print Name


Witness
/s/ Rick J Vitale
    Rick J Vitale
Print Name


STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

The foregoing instrument was acknowledged before me the 28th day of December, 1998, by Robert P Johnson, the President of AEI Fund
Management XVIII, Inc., a Minnesota corporation, corporate general partner of AEI Real Estate Fund XVIII Limited
Partnership, on behalf of said limited partnership.

                         /s/ Stacey R.E. Jones
                             Notary Public


[notary seal]


LEASE AMENDMENT, TUMBLEWEED, COLUMBUS, OHIO



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                         LESSOR:

                         AEI NET LEASE INCOME & GROWTH FUND XIX
                         LIMITED PARTNERSHIP

                         By:  AEI Fund Management XIX, Inc.
Witness
/s/ Daniel G Happe       By:/s/ Robert P Johnson
    Daniel G Happe              Robert P. Johnson, President
Print Name


Witness
/s/ Rick J Vitale
    Rick J Vitale
Print Name


STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

The foregoing instrument was acknowledged before me the 28th day of December, 1998, by Robert P Johnson, the President of AEI Fund
Management XIX, Inc., a Minnesota corporation, corporate general partner of AEI Net Lease Income & Growth Fund XIX Limited
Partnership, on behalf of said limited partnership.

                                   /s/ Stacey R. E. Jones
                                       Notary Public


[notary seal]


LEASE AMENDMENT, TUMBLEWEED, COLUMBUS, OHIO